SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: July 26, 2004



                          ROBOTIC VISION SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)


            Delaware                  0-8623                11-2400145
    (State of incorporation)    (Commission File No.)      (IRS Employer
                                                         Identification No.)


                               486 Amherst Street
                           Nashua, New Hampshire 03063
                    (Address of principal executive offices)


                  Registrant's telephone number: (603) 598-8400

Item 5. Other Events and Regulation FD Disclosure.

         On July 26, 2004, the Registrant issued a press release announcing the closing of a private placement of equity securities. Additional securities were sold after that date. The total amount of gross proceeds raised in the offering was approximately $2.4 million. A copy of the press release is attached as
Exhibit 99.1 to this report.

Item 7.  Financial Statements and Exhibits.

(a) Financial Statements - None

(b) Pro Forma Financial Information - None

(c) Exhibits:

    Exhibit No.             Description
    ----------              -----------

    99.1                    Press Release dated July 26, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Robotic Vision Systems, Inc.
                                            (Registrant)



Date: August 2, 2004                        By:   /s/ Jeffrey P. Lucas
                                                  ---------------------
                                                  Jeffrey P. Lucas
                                                  Chief Financial Officer